Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
Debt

In April 2013 the Company entered into a secured credit facility agreement, or Credit Facility, with Wells Fargo Bank, National Association, or Wells Fargo, which the Company and Wells Fargo subsequently amended on March 24, 2014 and again on August 11, 2014. The Credit Facility, as amended, provides for a line of credit of up to $25.0 million, with an accordion feature, or Accordion Feature, allowing the Company to increase its maximum borrowings by up to an additional $25.0 million, subject to certain conditions and limitations, including that borrowings at any time shall be limited to 75% of the Company's trailing twelve-month recurring revenues. Access to the total borrowings available under the Credit Facility is restricted based on covenants related to the Company's minimum liquidity and adjusted EBITDA. Amounts borrowed under the Credit Facility accrue interest, at the Company's election at either: (i) the per annum rate equal to the LIBOR rate plus an applicable margin; or (ii) the current base rate plus the greater of the U.S. Federal Funds rate plus one percentage point, the one-month LIBOR plus one percentage point, or the lending financial institution's prime rate. The Company pays a monthly fee based on the total unused borrowings balance, an annual administrative fee and the initial closing fee, which is paid in three equal annual installments over the first three years of the Credit Facility. The Accordion Feature expires in October 2016, at which time maximum borrowings under the Facility are reduced to $25.0 million, and the Credit Facility matures in April 2017, at which time any outstanding borrowings and accrued interest become payable. In April 2013, the Company drew an advance on the Credit Facility of $2.5 million to pay off its existing loan and security agreement with another institution. In June 2013, the Company drew an advance on the Credit Facility of $3.9 million to fund capital expenditures and secured a letter of credit for the benefit of the landlord of its new corporate headquarters in the amount of $3.0 million. On February 26, 2014, the Company drew an advance of $12.5 million on the Credit Facility, which was subsequently repaid in full on March 17, 2014.

On March 24, 2014, the Company entered into Amendment Number One to the Credit Facility in connection with, and effective upon, the closing of the Company's initial public offering of shares of its common stock, or IPO, which occurred on March 25, 2014. The amendment primarily modified the definition of "Change of Control" in the Credit Facility. On April 22, 2014, the Company paid $4.2 million on the Credit Facility.
On August 11, 2014, the Company entered into Amendment Number Two to the Credit Facility, which modified the Credit Facility to add the Accordion Feature and modified or eliminated certain of the Company's financial covenants and fees it owes under the Credit Facility. On September 5, 2014, the Company paid $2.0 million on the Credit Facility.
As of December 31, 2014, the Company had no borrowings and only a secured letter of credit of $3.0 million against the Credit Facility, leaving an available balance of approximately $22.0 million, and the interest rate applicable to the Credit Facility was 4.7%. The Credit Facility is collateralized by substantially all of the Company's assets and requires that the Company maintain certain financial covenants as provided in the Credit Facility. The Company was in compliance with all financial covenants as of December 31, 2014.